UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

ACTAVIS plc

(Exact name of registrant as specified in its charter)

Ireland	000-55075	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands

Dublin 2, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 25, 2014, Actavis, plc (the “Company”) filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “2013 Annual Report”). The 2013 Annual Report contained certain information relating the Company’s operating segments. In the first quarter of 2014, the Company realigned its global strategic business structure. Prior to the realignment, the Company operated and managed its business as three distinct operating segments: Actavis Pharma, Actavis Specialty Brands and Anda Distribution. Under the new organizational structure, generics, specialty brands, branded generics and third-party commercial operations have been consolidated into a single new division. As a result of the realignment, the Company organized its business into two operating segments: Actavis Pharma and Anda Distribution. The Actavis Pharma segment includes patent-protected products and certain trademarked off-patent products that the Company sells and markets as brand pharmaceutical products and off-patent pharmaceutical products that are therapeutically equivalent to proprietary products. The Anda Distribution segment distributes generic and brand pharmaceutical products manufactured by third parties, as well as by the Company, primarily to independent pharmacies, pharmacy chains, pharmacy buying groups and physicians’ offices. The Anda Distribution segment operating results exclude sales of products developed, acquired, or licensed by the Actavis Pharma segment. The Company has revised its previously filed financial statements and other relevant sections of our 2013 Annual Report for this change in exhibit 99.1. These revisions do not impact the consolidated balance sheet, the consolidated statement of operations, the consolidated statement of comprehensive (loss) / income, the consolidated statement of cash flows or the consolidated statement of stockholders’ equity.

The “Controls and Procedures” section is unchanged from the 2013 Annual Report, but is included because the Report of the Independent Registered Public Accounting Firm regarding internal control over financial reporting references that item.

Information in the 2013 Annual Report has not been updated for other events or developments that occurred subsequent to the filing of the 2013 Annual Report with the SEC. This Current Report should be read in conjunction with the portions of the 2013 Annual Report that have not been updated herein.

The Company is filing this Current Report to reflect the impact of the Accounting Revisions so it may incorporate the information contained herein by reference in future filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Revised sections of the 2013 Annual Report.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2014

ACTAVIS plc

By:	/s/ R. Todd Joyce
Name:	R. Todd Joyce
Title:	Chief Financial Officer – Global

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